UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2009
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed pursuant to a Current Report of Form 8-K filed August 3, 2009 (the “Prior 8-K”), Nuveen Investments, Inc. (the “Company”) obtained a new $450 million second-lien term loan facility (the “Additional Term Loans”) on July 28, 2009 pursuant to an amendment (the “First Amendment”) to the Credit Agreement, dated as of November 13, 2007 (as amended, the “Credit Agreement”), by and among Windy City Investments, Inc. (“Windy City”), the Company, the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent for the Lenders (the “Administrative Agent”). The First Amendment provided the Company with the option to request one or more additional tranches of Additional Term Loans, subject to certain limitations, up to an aggregate amount not to exceed $50 million. In light of favorable market conditions, the Company elected to borrow the full $50 million (the “Incremental Additional Term Loans”) pursuant to an Incremental Second-Lien Term Loan Agreement, dated as of August 11, 2009 (the “Incremental Agreement”), among Windy City, the Company, the Administrative Agent, the Guarantors party thereto and the Incremental Second-Lien Term Loan Lenders party thereto. The Incremental Additional Term Loans are subject to the same terms and conditions of the Credit Agreement as the Additional Term Loans. As disclosed in the Prior 8-K, affiliates of certain investors in the indirect parent company of the Company acted as arrangers in connection with this financing and received customary fees. With the net cash proceeds of the Incremental Additional Term Loans, the Company repaid $45,407,250 of existing first-lien term loans issued under the Credit Agreement at par.
The foregoing is a summary of the material terms of the Incremental Agreement, does not purport to be complete, and is qualified in its entirety by reference to the Incremental Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 concerning the Company’s direct financial obligations is hereby incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Incremental Second-Lien Term Loan Agreement, dated as of August 11, 2009, among Windy City Investments, Inc., Nuveen Investments, Inc. (f/k/a Windy City Acquisition Corp.), Deutsche Bank AG New York Branch, as administrative agent and as Incremental Second-Lien Term Loan Lender, and the Guarantors party thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2009	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
		Name:	John L. MacCarthy
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Incremental Second-Lien Term Loan Agreement, dated as of August 11, 2009, among Windy City Investments, Inc., Nuveen Investments, Inc. (f/k/a Windy City Acquisition Corp.), Deutsche Bank AG New York Branch, as administrative agent and as Incremental Second-Lien Term Loan Lender, and the Guarantors party thereto.